                                                                   EXHIBIT 10.93




               IN THE MATTER OF THE MEMBERS' VOLUNTARY WINDING-UP

                       WILSHIRE TRANSDERMAL PRODUCTS LTD.


-------------------------------------------------------------------------------


THIS IS TO CERTIFY that the following documents were filed in the Office of the Registrar of Companies on the 10th day of February, 1997 viz:

         Notice of a Final General Meeting of WILSHIRE TRANSDERMAL PRODUCTS LTD. as advertised in the Royal Gazette of 31st December, 1996 and the Liquidator's Minute to the Registrar informing him that the Final General Meeting of the said Company was held on the 5th day of February, 1997 and a Resolution was passed thereat dissolving the company.

                                        IN WITNESS WHEREOF I have
                                        hereto set my hand this 28th day of
                                        February, 1997


                                         /S/ SIG
                                        ---------------------------------
                                        for ACTING REGISTRAR OF COMPANIES